                   TABLE OF CONTENTS


        Letter to Shareholders...............................   1
        Performance Results..................................   3
        Portfolio Highlights.................................   4
        Performance in Perspective...........................   5
        Portfolio Management Review..........................   6
        Equity Management Philosophy.........................   8
        Portfolio of Investments.............................   9
        Statement of Assets and Liabilities..................  14
        Statement of Operations..............................  15
        Statement of Changes in Net Assets...................  16
        Financial Highlights.................................  17
        Notes to Financial Statements........................  20
        Report of Independent Accountants....................  25

         EQI ANR 2/97

                            LETTER TO SHAREHOLDERS

                                                   [PHOTO APPEARS HERE]
                                           DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
We are pleased to report that the Van Kampen American Capital Equity Income Fund has continued to generate solid investment performance. As noted in ear-lier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in Oc-tober, and we are excited about the opportunities it creates for our share-holders. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

The U.S. economy experienced moderate growth and low inflation during the re-porting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.5 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July.
The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
                                                          Continued on page two

The sharp drop in stock prices was caused by fears that the Fed would raise in-terest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a suc-cession of record highs by year end.
Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not an-ticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
We caution investors to expect bumps along the way. Stock prices have appreci-ated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS

One-year total return based on NAV/1/................   15.55%   14.56%   14.56%
One-year total return/2/.............................    8.99%    9.56%   13.56%
Five-year average annual total return/2/.............   12.72%      N/A      N/A
Ten-year average annual total return/2/..............   11.85%      N/A      N/A
Life-of-Fund average annual total return/2/..........   10.99%   13.74%   14.15%
Commencement Date.................................... 08/03/60 05/01/92 07/06/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS



                                        AS OF DECEMBER 31, 1996
                                                             AS OF JUNE 30, 1996
Texaco, Inc.....................................  2.6% ............   1.9%
United States Treasury Bill.....................  2.4% ............   N/A
BankAmerica Corp................................  2.3% ............   1.0%
AT&T Corp.......................................  2.0% ............   1.2%
Roche Holdings, Inc.............................  1.9% ............   0.9%
Crown Cork & Seal...............................  1.8% ............   1.3%
Philip Morris Companies, Inc....................  1.5% ............   1.6%
Federated Department Stores, Inc................  1.4% ............   1.2%
Allstate Corp...................................  1.4% ............   1.0%
Royal Dutch Petroleum Co. ADR (Netherlands).....  1.4% ............   1.0%

N/A = Not Applicable

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF TOTAL LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1996
Finance................. 17%
Energy.................. 11%
Health Care............. 10%
Technology.............. 10%
Utilities............... 10%

AS OF JUNE 30, 1996
Finance................... 12%
Energy.................... 11%
Technology................ 10%
Utilities................. 10%
Raw Materials/Processing
 Industries...............  8%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS


                            AS OF DECEMBER 31, 1996

              Stocks.......................... 69%
              Bonds...........................  8%
              Convertibles.................... 12%
              United States Agencies &
               Obligations....................  4%
              Cash Equivalents................  7%

                              AS OF JUNE 30, 1996

              Stocks.......................... 70%
              Bonds...........................  9%
              Convertibles.................... 12%
              United States Agencies &
               Obligations....................  7%
              Cash Equivalents................  2%

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  .Illustrate the general market environment in which your investments are being managed

  .Reflect the impact of favorable market trends or difficult market condi-tions

  .Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock In-dex and the Lipper Equity Income Fund Index over time. These indices are unman-aged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Sim-ilarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Equity Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index (December 31, 1986 through December 31, 1996)

                             [CHART APPEARS HERE]

                VKAC Equity      Standard & Poor's        Lipper Equity
                Income Fund      500 Stock Index*       Income Fund Index
                -----------      -----------------      -----------------
Dec 1986          $ 9,425             $10,000                $10,000
Dec 1987          $ 9,604             $10,518                $10,049
Dec 1988          $10,812             $12,253                $11,763
Dec 1989          $13,163             $16,124                $14,427
Dec 1990          $12,549             $15,622                $13,689
Dec 1991          $15,896             $20,360                $17,342
Dec 1992          $17,600             $21,909                $19,031
Dec 1993          $20,417             $24,108                $21,856
Dec 1994          $20,012             $24,435                $21,655
Dec 1995          $26,530             $33,585                $28,115
Dec 1996          $30,656             $41,276                $33,149

Fund's Total Return
1 Year Avg. Annual    =  8.99%
5 Year Avg. Annual    = 12.72%
10 Year Avg. Annual   = 11.85%
Inception Avg. Annual = 10.99%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Equity Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by James A. Gilligan, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's perfor-mance during the 12-month period ended December 31, 1996.

Q WHAT ECONOMIC FACTORS AND SECTORS DROVE THE MARKET UPWARD OVER THE LAST 12 MONTHS? HOW DID THEY AFFECT THE FUND?


A The year began on a favorable note for both the stock and bond markets. The stock market was buoyed by a growing economy, increased corporate earnings, and a continuous flow of money into the market, including record cash flow into equity mutual funds.

  By mid-February, both markets hit a snag. Higher-than-expected employment numbers prompted inflation concerns and decreased the likelihood of further in-terest cuts by the Federal Reserve Board. The stock market eventually recov-ered, and the year ended with a rally led by large capitalization stocks. Bonds did not bounce back as easily. In the third quarter, bond prices recovered slightly as economic growth (real gross domestic product, adjusted for infla-tion) slowed to 2.0 percent. The lower yields on bonds provided additional sup-port to the stock market.
  The relative underperformance of bonds to stocks had a significant impact on the Fund's portfolio, as we look to the bond market to provide current income and relative stability. Because the bond market underperformed the stock market by a wide margin in 1996 (bonds were up only 3 percent in the portfolio versus stocks, which increased over 20 percent), the Fund's returns reflect this dis-parity. As such, the interest rate sensitivity of bonds worked against us. Al-though we were invested predominately in stocks, our bond holdings ranged from 10 to 30 percent of net assets over the course of the year. As a response to the market conditions, we gradually decreased our bond holdings to 10 percent, excluding convertible corporate obligations, by year end.

Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED
     DECEMBER 31, 1996?


A The Fund achieved a total return of 15.55 percent/1/ (Class A shares at net asset value). By comparison, the Lipper Equity Income Fund Index re-
turned 17.90 percent, while the Standard & Poor's 500-Stock Index returned
22.90 percent. The Lipper Equity Income Fund Index reflects the average perfor-mance of all growth and income funds, and the S&P 500-Stock Index reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that could be incurred by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for ad-ditional Fund performance results.

Q DURING THE REPORTING PERIOD, WHAT STRATEGIES DID YOU UTILIZE TO MEET THE FUND'S OBJECTIVE?


A During the latter part of the year, we maintained our weighting in the technology sector, which experienced problems mid-year but still featured many companies with strong fundamentals. Flat interest rates and strong earn-ings propelled financial institutions to strong performances, and we increased our weighting in this sector in the second and third quarter to take advantage of this opportunity. Health care stocks, responding favorably to increased FDA approvals and a rising need for health services, were another strong performer. We selectively added pharmaceutical companies and HMOs.

  Our stock-selection process builds on the concept that valuations in the mar-ket are based on a continuation of the most recent trends. By analyzing company revenues, margins, earnings, and earnings expectations, we may be able to iden-tify stocks that reflect changes in trend before the market has a chance to re-vise its valuation. We also look for new management of companies with a history of sub-par performance, as this often has led to improved operating fundamen-tals.

Q CAN YOU GIVE SOME EXAMPLES OF STOCKS YOU HAD IN THE PORTFOLIO THAT MET YOUR INVESTMENT CRITERIA AND HAD A STRONG IMPACT ON PERFORMANCE?

A Monsanto was initially purchased in 1994 and has provided a cumulative re-turn in excess of 200 percent since then, reflecting sales charges and re-
investment of all distributions. During 1996 alone, this stock was up over 80 percent. We bought the stock because of a change in the management of the com-pany, and the new chief executive officer initiated a number of actions to in-crease shareholder value.

  Canadian National, another holding, was privatized by the Canadian government during the year. With new management and profit motivation, the company has dramatically increased the efficiency of the railroad. We purchased the stock in the initial public offering period, and it has appreciated by 90 percent.
  Panhandle Eastern is another company in which we invested years ago, due to new management. During the year, we added to our position because of our favor-able outlook for the pipe gas-line business. The good industry fundamentals and the eventual sale of the company to Duke Energy caused the stock to increase over 50 percent.

Q    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A We expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth should push corporate profits modestly higher during 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the poten-tial for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid GDP growth experienced dur-ing the first half of 1996, which could persuade the Fed to raise interest rates.

  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.

/s/ Alan T. Sachtleben                     /s/ James A. Gilligan

Alan T. Sachtleben                         James A. Gilligan
Chief Investment Officer                   Portfolio Manager
Equity Investments

                                       7
                                              Please see footnotes on page three

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

--------------------------------------------------------------------------------

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds so that they maintain four key characteris-tics: a fully invested portfolio, broadly diversified holdings, a clearly de-fined structure, and a blended investment style. We believe these traits are vital in helping us achieve our objectives of consistency and excellence in long-term investment returns.

[_] FULLY INVESTED. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns.
 The importance of being fully invested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 69 years, the value of $1 invested in 1926 was $19.48 at the end of 1996, compared to $1,371.98 for $1 that was invested for the entire period. During the five-year period (1992-1996), the average annual total return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, was
15.24 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was 7.96 percent. Of course, past performance is no guarantee of future performance.

[_] BROADLY DIVERSIFIED. A portfolio that is broadly diversified can help reduce risk and increase relative stability. Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

[_] CLEARLY DEFINED STRUCTURE. Maintaining a fund's basic characteristics over time is an important component in delivering consistent results. It also is important to effective asset allocation. The basic characteristics of our funds are determined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund today, it won't become a small-cap stock fund tomorrow.

We constantly evaluate the results of our approach and compare it to other similar funds. Although past performance is no guarantee of future results, we remain committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                            Fully Invested Approach
                           Market Returns 1926-1966

                             [CHART APPEARS HERE]

                              $1 Invested in 1926

                      Stocks 852 Months           $1,371.98
                      T-Bills                        $13.54
                      Stocks Minus 30 Best Months    $19.48

Source: (C) Computed using data from Stock, Bonds, Bills, and Inflation 1997
        Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved.


                                Market Returns
                     S&P 500 Average Annual Total Returns
                             (12/31/91 - 12/31/96)

                             [CHART APPEARS HERE]

                         Fully Invested          15.24%
                         Less 10 Best Days       11.19%
                         Less 20 Best Days        7.96%

Source: Vestek System

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 71.3%
CONSUMER DISTRIBUTION 4.1%
Dayton Hudson Corp......................................... 170,000 $ 6,672,500
Federated Department Stores, Inc. (c)...................... 441,000  15,049,125
Gymboree Corp. (c)......................................... 112,000   2,562,000
Kmart Financing I Trust--Convertible Preferred.............  73,700   3,592,875
Revco D S, Inc. (c)........................................  65,000   2,405,000
Sears Roebuck & Co.........................................  99,000   4,566,375
Talbots, Inc............................................... 154,000   4,408,250
Toys R Us, Inc. (c)........................................  96,000   2,880,000
Vons Companies, Inc. (c)...................................  88,000   5,269,000
                                                                    -----------
                                                                     47,405,125
                                                                    -----------
CONSUMER DURABLES 1.2%
Eastman Kodak Co...........................................  52,700   4,229,175
Masco Corp................................................. 155,000   5,580,000
Newell Co.................................................. 140,000   4,410,000
                                                                    -----------
                                                                     14,219,175
                                                                    -----------
CONSUMER NON-DURABLES 5.8%
Adidas ADS (Germany)....................................... 159,000   6,817,125
American Brands, Inc....................................... 130,000   6,451,250
Campbell Soup Co...........................................  45,000   3,611,250
Colgate Palmolive Co.......................................  53,000   4,889,250
Nabisco Holdings Corp., Class A............................ 224,000   8,708,000
Philip Morris Companies, Inc............................... 142,000  15,992,750
Procter & Gamble Co........................................  40,000   4,300,000
Quaker Oats Co............................................. 125,000   4,765,625
Ralston Purina Group.......................................  46,000   3,375,250
RJR Nabisco Holdings Corp.................................. 230,000   7,820,000
                                                                    -----------
                                                                     66,730,500
                                                                    -----------
CONSUMER SERVICES 3.7%
AC Nielson Corp............................................  19,000     287,375
Cognizant Corp.............................................  57,000   1,881,000
De Luxe Corp............................................... 110,700   3,625,425
Dun & Bradstreet Corp......................................  57,000   1,353,750
H & R Block, Inc........................................... 159,000   4,611,000
Lone Star Steakhouse (c)...................................  16,000     428,000
News Corp. Exchange Trust 144a--Preferred (d)..............  83,000   7,833,125
Omnicom Group..............................................  91,000   4,163,250
SCI Finance LLC--Convertible Preferred.....................  38,000   3,572,000
Time Warner, Inc........................................... 108,000   4,050,000
Tribune Co.................................................  35,000   2,760,625
Walt Disney Co.............................................  51,000   3,550,875
Wendys Financing I--Convertible Preferred..................  99,000   5,148,000
                                                                    -----------
                                                                     43,264,425
                                                                    -----------
ENERGY 7.8%
Amerada Hess Corp..........................................  50,000   2,893,750
Apache Corp................................................ 145,000   3,855,875
Burlington Resources, Inc.................................. 155,000   5,843,500
Coastal Corp...............................................  85,000   4,154,375
Exxon Corp.................................................  80,000   7,840,000
Royal Dutch Petroleum Co.--ADR (Netherlands)...............  85,000  14,513,750
Sun, Inc...................................................  96,000   2,340,000
Texaco, Inc................................................ 266,000  26,101,250

                                       9
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Security
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
ENERGY (CONTINUED)
Unocal Corp............................................... 252,000 $ 10,237,500
USX Marathon Group........................................ 145,000    3,461,875
Williams Companies, Inc.--Convertible Preferred........... 104,000    9,204,000
                                                                   ------------
                                                                     90,445,875
                                                                   ------------
FINANCE 13.8%
Aetna, Inc................................................  76,000    6,080,000
Allstate Corp............................................. 253,000   14,642,375
American International Group, Inc.........................  87,000    9,417,750
BankAmerica Corp.......................................... 242,000   24,139,500
Bankers Trust New York Corp...............................  70,000    6,037,500
Beacon Properties Corp....................................  62,000    2,270,750
Chase Manhattan Corp...................................... 110,000    9,817,500
Comerica, Inc............................................. 150,000    7,856,250
Conseco, Inc..............................................  75,000    4,781,250
Everest Reinsurance Holdings.............................. 172,000    4,945,000
Federal National Mortgage Association..................... 315,000   11,733,750
First Bank Systems, Inc................................... 100,000    6,825,000
First Union Corp..........................................  70,000    5,180,000
Health Care Property Investors, Inc.......................  30,000    1,050,000
Horace Mann Educators Corp................................ 111,000    4,481,625
J.P. Morgan & Co., Inc....................................  80,000    7,810,000
MBIA, Inc.................................................  56,000    5,670,000
NationsBank Corp..........................................  39,000    3,812,250
Simon DeBartolo Group, Inc................................  85,000    2,635,000
Student Loan Marketing Association........................  90,000    8,381,250
Travelers, Inc............................................ 142,000    6,443,250
USF&G Corp................................................ 200,000    4,175,000
Weingarten Realty Investors...............................  51,000    2,071,875
                                                                   ------------
                                                                    160,256,875
                                                                   ------------
HEALTH CARE 7.8%
Abbott Laboratories....................................... 149,000    7,561,750
Amgen, Inc. (c)...........................................  97,000    5,274,375
Bristol Myers Squibb Co...................................  90,000    9,787,500
Glaxo PLC--ADR (United Kingdom)........................... 245,000    7,778,750
Merck & Co., Inc.......................................... 116,000    9,193,000
Mylan Labs, Inc...........................................  70,000    1,172,500
Novartis AG--ADR (Switzerland) (c)........................ 175,000   10,018,750
Nellcor Puritan Bennett, Inc. (c)......................... 151,000    3,303,125
Pacificare Health Systems, Inc., Class B (c)..............  82,000    6,990,500
SmithKline Beecham PLC--ADR (United Kingdom).............. 170,000   11,560,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel).........  87,000    4,371,750
Warner Lambert Co......................................... 117,000    8,775,000
Watson Pharmaceuticals, Inc. (c).......................... 104,000    4,673,500
                                                                   ------------
                                                                     90,460,500
                                                                   ------------
PRODUCER MANUFACTURING 5.7%
Allied Signal, Inc........................................ 151,000   10,117,000
Canadian Pacific Ltd...................................... 407,000   10,785,500
General Electric Co.......................................  77,000    7,613,375
Honeywell, Inc............................................ 118,000    7,758,500
Ingersoll Rand Co......................................... 176,000    7,832,000
Johnson Controls, Inc.....................................  53,000    4,392,375
Keystone International, Inc............................... 104,900    2,111,113

                                       10
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Security
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Stewart & Stevenson Services, Inc......................... 250,000 $  7,281,250
WMX Technologies, Inc..................................... 230,000    7,503,750
                                                                   ------------
                                                                     65,394,863
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES 3.3%
Betz Laboratories, Inc....................................  95,000    5,557,500
Crown Cork & Seal, Inc.................................... 253,000   13,756,875
James River Corp.......................................... 122,000    4,041,250
Mead Corp.................................................   4,000      232,500
Monsanto Co...............................................  76,000    2,954,500
Morton International, Inc.................................  90,000    3,667,500
Praxair, Inc.............................................. 179,000    8,256,375
                                                                   ------------
                                                                     38,466,500
                                                                   ------------
TECHNOLOGY 9.3%
3Com Corp. (c)............................................ 137,000   10,052,375
BMC Software, Inc. (c).................................... 116,000    4,799,500
Boeing Co.................................................  78,000    8,297,250
Cisco Systems, Inc. (c)...................................  55,000    3,499,375
Computer Associates International, Inc.................... 114,000    5,671,500
DSC Communications Corp. (c).............................. 125,000    2,234,375
Ericsson L M Telephone Co., Class B--ADR (Sweden)......... 215,000    6,490,313
General Instrument Corp. (c).............................. 299,000    6,465,875
General Signal Corp....................................... 138,000    5,899,500
Hewlett Packard Co........................................  50,000    2,512,500
Intel Corp................................................  59,000    7,725,313
International Business Machines Corp......................  30,000    4,530,000
Linear Technology Corp....................................  69,000    3,027,375
Lucent Technologies, Inc.................................. 111,688    5,165,570
Microsoft Corp. (c).......................................  82,000    6,775,250
Microsoft Corp.--Convertible Preferred....................  85,000    6,810,625
Newbridge Networks Corp. (c).............................. 210,000    5,932,500
Nokia Corp. - ADR (Finland)............................... 122,000    7,030,250
Oak Industries, Inc. (c)..................................  49,000    1,127,000
Tellabs, Inc. (c).........................................  86,000    3,235,750
                                                                   ------------
                                                                    107,282,196
                                                                   ------------
TRANSPORTATION 1.0%
Canadian National Railway Co. ............................ 186,000    7,068,000
Union Pacific Corp. ......................................  78,000    4,689,750
                                                                   ------------
                                                                     11,757,750
                                                                   ------------
UTILITIES 7.8%
Allegheny Power Systems, Inc. ............................ 100,000    3,037,500
AT & T Corp. ............................................. 486,000   21,141,000
Boston Edison Co. ........................................ 218,000    5,858,750
Cable & Wireless PLC--ADR (United Kingdom)................ 170,000    4,186,250
Cincinnati Bell, Inc. ....................................  90,000    5,546,250
CMS Energy Corp. ......................................... 158,000    5,312,750
DTE Energy Co. ........................................... 336,000   10,878,000
Edison International...................................... 260,000    5,167,500
Frontier Corp. ........................................... 164,000    3,710,500
Houston Industries, Inc. ................................. 220,000    4,977,500
Nipsco Industries, Inc. .................................. 148,000    5,864,500
Ohio Edison Co. .......................................... 249,000    5,664,750
Scana Corp. .............................................. 150,000    4,012,500
Unicom Corp. ............................................. 208,000    5,642,000
                                                                   ------------
                                                                     90,999,750
                                                                   ------------
 TOTAL COMMON AND PREFERRED STOCKS................................  826,683,534
                                                                   ------------

                                       11
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                           Coupon  Maturity   Market Value
-------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS 8.3%
          CONSUMER DISTRIBUTION 0.4%
 $  4,000 May Department Stores Co. .........    8.375% 08/01/24 $    4,176,000
                                                                 --------------
          CONSUMER DURABLES 0.5%
    3,000 Ford Motor Co. ....................    9.000  09/15/01      3,294,300
    3,000 General Motors Corp. ..............    7.000  06/15/03      3,045,900
                                                                 --------------
                                                                      6,340,200
                                                                 --------------
          CONSUMER SERVICES 0.8%
    5,000 Cox Communications, Inc. ..........    7.250  11/15/15      4,909,000
    3,000 Hertz Corp. .......................    7.000  04/15/01      3,047,610
    1,500 Time Warner Entertainment Co. L P..    9.625  05/01/02      1,677,195
                                                                 --------------
                                                                      9,633,805
                                                                 --------------
          ENERGY 2.7%
    5,000 Enron Corp. .......................    9.125  04/01/03      5,594,850
    5,000 NGC Corp. .........................    6.750  12/15/05      4,959,000
    4,000 Occidental Petroleum Corp. ........   10.125  11/15/01      4,576,800
    6,000 Sonat, Inc. .......................    6.875  06/01/05      5,995,920
    1,500 Texaco Capital, Inc. ..............    8.250  10/01/06      1,652,804
    5,500 Texas Eastern Transmission Corp. ..    8.250  10/15/04      5,968,820
    2,000 Western Atlas, Inc. ...............    7.875  06/15/04      2,125,000
                                                                 --------------
                                                                     30,873,194
                                                                 --------------
          FINANCE 0.2%
    2,000 General Electric Capital Corp. ....    8.900  09/15/04      2,258,460
                                                                 --------------
          PRODUCER MANUFACTURING 0.1%
    1,500 Reliance Electric Co. .............    6.800  04/15/03      1,494,900
                                                                 --------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 1.4%
    5,000 Crown Cork & Seal, Inc. ...........    8.375  01/15/05      5,437,550
    5,000 Georgia Pacific Corp. .............    9.500  05/15/22      5,435,000
    5,000 James River Corp. .................    8.375  11/15/01      5,323,300
                                                                 --------------
                                                                     16,195,850
                                                                 --------------
          TECHNOLOGY 0.4%
    4,000 Philips Electronics NV
          (Netherlands)......................    7.750  04/15/04      4,142,680
                                                                 --------------
          TRANSPORTATION 0.3%
    3,000 Union Pacific Corp. ...............    7.600  05/01/05      3,115,920
                                                                 --------------
          UTILITIES 1.5%
    5,000 360 Communications Co. ............    7.125  03/01/03      4,964,800
    4,000 Compania De Telocomunicaciones
          (Chile)............................    7.625  07/15/06      4,132,040
    5,000 Endesa Overseas (Chile)............    7.200  04/01/06      5,024,200
    2,500 MCI Communications Corp............    7.125  01/20/00      2,555,225
    1,000 Tennessee Valley Authority, Series
          G..................................    8.625  11/15/29      1,075,800
                                                                 --------------
                                                                     17,752,065
                                                                 --------------
          TOTAL CORPORATE OBLIGATIONS.........................       95,983,074
                                                                 --------------
          CONVERTIBLE CORPORATE
           OBLIGATIONS 9.2%
          CONSUMER DISTRIBUTION 0.4%
    5,270 Home Depot, Inc. (Convertible into
           76,238 common shares).............    3.250  10/01/01      5,151,424
                                                                 --------------
          CONSUMER NON-DURABLES 0.8%
    8,000 Grand Metropolitan PLC 144a
           (Convertible into 1,166,184 common
           shares) (d).......................    6.500  01/31/00      9,388,000
                                                                 --------------
          CONSUMER SERVICES 1.3%
   17,000 ADT Operations, Inc. (Convertible
           into 479,922 common shares).......     *     07/06/10     11,092,500
    8,000 News America Holdings, Inc.
           (Convertible into 113,840 common
           shares)...........................     *     03/11/13      3,670,000
                                                                 --------------
                                                                     14,762,500
                                                                 --------------
          ENERGY 0.2%
    2,710 Ensearch Corp. (Convertible into
           98,996 common shares).............    6.375  04/01/02      2,723,550
                                                                 --------------
          FINANCE 3.2%
    5,000 Aegon N V 144a (Netherlands)
           (Convertible into 180,000 common
           shares) (d).......................    4.750  11/01/04     11,364,500
    1,100 American Travellers Corp.
           (Convertible into 42,328 common
           shares)...........................    6.500  10/01/05      2,755,500

                                       12
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                          Coupon  Maturity   Market Value
-------------------------------------------------------------------------------
          FINANCE (CONTINUED)
 $  8,160 Berkshire Hathaway, Inc.
           (Convertible into 144,024 common
           shares)..........................       *   12/02/01 $    7,588,800
    3,600 Equitable Companies, Inc.
           (Convertible into 145,454 common
           shares)..........................   6.125%  12/15/24      4,126,500
    9,000 MBL International Finance Bermuda
          Trust (Bermuda) (Convertible into
          429,594 common shares)............   3.000   11/30/02      9,573,750
  STRYPES Merrill Lynch & Co., Inc., 94,500
          shares (Convertible into 77,452
          Cox Communication common shares)..   6.000   06/01/99      2,113,793
                                                                --------------
                                                                    37,522,843
                                                                --------------
          HEALTH CARE 2.5%
   43,500 Roche Holdings, Inc. 144a
           (Switzerland) (Convertible into
           2,062 common shares) (d).........       *   04/20/10     19,629,375
    2,090 Sandoz Ltd. 144a (Switzerland)
           (Convertible into 1,850 common
           shares) (d)......................   2.000   10/06/02      2,251,975
    4,000 United Technologies Corp.
           (Convertible into 32,992 common
           shares)..........................       *   09/08/97      6,490,000
                                                                --------------
                                                                    28,371,350
                                                                --------------
          RAW MATERIALS/PROCESSING
           INDUSTRIES 0.3%
    7,500 RPM Convertibles, Inc.
           (Convertible into 183,120 common
           shares)..........................       *   09/30/12      3,412,500
                                                                --------------
          TRANSPORTATION 0.2%
    1,975 Continental Airlines, Inc. 144a
           (Convertible into 65,408 common
           shares) (d)......................   6.750   04/15/06      2,216,938
                                                                --------------
          UTILITIES 0.3%
    DECKS Sprint Corp., 101,300 shares
          (Convertible into 87,857 Southern
          New England Telecommunications
          Corp. common shares)..............   8.250   03/31/00      3,635,672
                                                                --------------
           TOTAL CONVERTIBLE CORPORATE OBLIGATIONS...........      107,184,777
                                                                --------------
          UNITED STATES OBLIGATIONS 2.2%
   15,000 United States Treasury Notes......   6.375   07/15/99     15,142,950
   10,000 United States Treasury Notes......   6.875   05/15/06     10,317,200
                                                                --------------
           TOTAL UNITED STATES OBLIGATIONS...................       25,460,150
                                                                --------------
 TOTAL LONG-TERM INVESTMENTS 91.0% (COST $896,346,038) (A)...    1,055,311,535
                                                                --------------
 SHORT-TERM INVESTMENTS AT AMORTIZED
 COST 9.3%
 COMMERCIAL PAPER 4.0%
 General Electric Capital Corp. ($45,915,000 par, yielding
 7.003%, 01/02/97 maturity) (b)..............................       45,897,144
                                                                --------------
 REPURCHASE AGREEMENTS 2.8%
 SBC Capital Markets ($32,660,000 par collateralized by U.S.
 Government obligations in a pooled cash account, 6.75%
 coupon, dated 12/31/96, to be sold on 01/02/97 at
 $32,672,248)................................................       32,660,000
                                                                --------------
 UNITED STATES AGENCIES 2.5%
 Federal Home Loan Bank ($29,000,000 par, yielding 5.241%,
 01/06/97 maturity) (b)......................................       28,974,818
                                                                --------------
 TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST..............      107,531,962
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)................       (2,673,682)
                                                                --------------
 NET ASSETS 100.0%...........................................   $1,160,169,815
                                                                --------------

*Zero coupon bond
STRYPES--Structured yield product exchangeable for stock, traded in shares
DECKS--Debt exchangeable for common stock, traded in shares

(a) At December 31, 1996, cost for federal income tax purposes is $897,756,540; the aggregate gross unrealized appreciation in $169,617,338 and the aggregate gross unrealized depreciation is $12,062,343, resulting in net unrealized appreciation of $157,554,995.

(b) Assets segregated as collateral for open futures transactions.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) 144a securities are those which are exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                       13
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $896,346,038) (Note
1)..............................................................  $1,055,311,535
Short-Term Investments (Note 1).................................     107,531,962
Cash............................................................          17,598
Receivables:
 Securities Sold................................................       6,759,704
 Interest.......................................................       2,727,956
 Fund Shares Sold...............................................       2,391,238
 Dividends......................................................       1,861,996
Other...........................................................           1,466
                                                                  --------------
 Total Assets...................................................   1,176,603,455
                                                                  --------------
LIABILITIES:
Payables:
 Securities Purchased...........................................      10,098,628
 Fund Shares Repurchased........................................       1,868,533
 Income and Capital Gain Distributions..........................       1,663,279
 Variation Margin on Futures (Note 5)...........................       1,109,600
 Distributor and Affiliates (Notes 2 and 6).....................       1,038,135
 Investment Advisory Fee (Note 2)...............................         366,575
Accrued Expenses................................................         212,180
Deferred Compensation and Retirement Plans (Note 2).............          76,710
                                                                  --------------
 Total Liabilities..............................................      16,433,640
                                                                  --------------
NET ASSETS......................................................  $1,160,169,815
                                                                  --------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $  981,590,228
Net Unrealized Appreciation on Securities.......................     159,606,826
Accumulated Net Realized Gain on Securities.....................      18,003,144
Accumulated Undistributed Net Investment Income.................         969,617
                                                                  --------------
NET ASSETS......................................................  $1,160,169,815
                                                                  --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $471,755,869 and 69,989,006 shares of beneficial
 interest issued and outstanding)...............................  $         6.74
 Maximum sales charge (5.75%* of offering price)................             .41
                                                                  --------------
 Maximum offering price to public...............................  $         7.15
                                                                  --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $633,250,457 and 94,332,981 shares of beneficial
 interest issued and outstanding)...............................  $         6.71
                                                                  --------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $55,163,489 and 8,217,499 shares of beneficial
 interest issued and outstanding)...............................  $         6.71
                                                                  --------------

*On sales of $50,000 or more, the sales charge will be reduced.



                                       14
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.........................................................  $ 17,039,077
Interest..........................................................    16,690,301
                                                                    ------------
 Total Income.....................................................    33,729,378
                                                                    ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $971,492, $5,191,847 and $466,410, respectively) (Note
 6)...............................................................     6,629,749
Investment Advisory Fee (Note 2)..................................     3,774,666
Shareholder Services (Note 2).....................................     2,289,210
Legal (Note 2)....................................................        61,960
Trustees Fees and Expenses (Note 2)...............................        50,368
Custody...........................................................        40,149
Other ............................................................       932,245
                                                                    ------------
 Total Expenses...................................................    13,778,347
 Less Expenses Reimbursed (Note 2)................................        17,000
                                                                    ------------
 Net Expenses.....................................................    13,761,347
                                                                    ------------
NET INVESTMENT INCOME.............................................  $ 19,968,031
                                                                    ------------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments......................................................  $ 64,304,741
 Options..........................................................         9,139
 Futures..........................................................     4,636,721
                                                                    ------------
Net Realized Gain on Securities...................................    68,950,601
                                                                    ------------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................   106,768,333
                                                                    ------------
 End of the Period:
 Investments......................................................   158,965,497
 Futures..........................................................       641,329
                                                                    ------------
                                                                     159,606,826
                                                                    ------------
Net Unrealized Appreciation on Securities During the Period:......    52,838,493
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $121,789,094
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $141,757,125
                                                                    ------------



                                       15
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                 Year Ended         Year Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................     $   19,968,031       $ 19,041,032
Net Realized Gain on Securities.........         68,950,601         47,685,541
Net Unrealized Appreciation on
 Securities During the Period...........         52,838,493        107,844,844
                                             --------------       ------------
 Change in Net Assets from Operations...        141,757,125        174,571,417
                                             --------------       ------------
Distributions from Net Investment
 Income:
 Class A Shares.........................         (9,713,457)        (9,417,089)
 Class B Shares.........................         (9,411,080)        (8,073,838)
 Class C Shares.........................           (840,514)          (805,374)
                                             --------------       ------------
                                                (19,965,051)       (18,296,301)
                                             --------------       ------------
Distributions from Net Realized Gain on
 Securities (Note 1):
 Class A Shares.........................        (23,861,990)       (17,024,616)
 Class B Shares.........................        (31,798,200)       (19,392,670)
 Class C Shares.........................         (2,794,580)        (1,831,288)
                                             --------------       ------------
                                                (58,454,770)       (38,248,574)
                                             --------------       ------------
 Total Distributions....................        (78,419,821)       (56,544,875)
                                             --------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................         63,337,304        118,026,542
                                             --------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............        398,265,655        241,115,898
Net Asset Value of Shares Issued Through
Dividend Reinvestment...................         70,824,847         49,793,487
Cost of Shares Repurchased..............       (169,322,567)      (121,270,736)
                                             --------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................        299,767,935        169,638,649
                                             --------------       ------------
TOTAL INCREASE IN NET ASSETS............        363,105,239        287,665,191
NET ASSETS:
Beginning of the Period.................        797,064,576        509,399,385
                                             --------------       ------------
End of the Period (Including accumulated
undistributed net investment income of
$969,617 and $822,355, respectively)....     $1,160,169,815       $797,064,576
                                             --------------       ------------




                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended December 31,
                                            -----------------------------------
Class A Shares                                1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $6.31  $5.16  $5.55   $5.15  $4.83
                                            ------ ------ ------  ------ ------
 Net Investment Income.....................   .158    .20    .21     .19   .205
 Net Realized and Unrealized Gain/Loss on
  Securities...............................   .796  1.458  (.317)  .6055    .31
                                            ------ ------ ------  ------ ------
Total from Investment Operations...........   .954  1.658  (.107)  .7955   .515
                                            ------ ------ ------  ------ ------
Less:
 Distributions from Net Investment Income..   .156   .188  .1855    .168   .195
 Distributions from Net Realized Gain on
  Securities (Note 1)......................   .368    .32  .0975   .2275     --
                                            ------ ------ ------  ------ ------
Total Distributions........................   .524   .508   .283   .3955   .195
                                            ------ ------ ------  ------ ------
Net Asset Value, End of the Period......... $6.740  $6.31  $5.16   $5.55  $5.15
                                            ------ ------ ------  ------ ------
Total Return (a)........................... 15.55% 32.57% (1.98%) 16.00% 10.72%
Net Assets at End of the Period (In
millions).................................. $471.8 $349.9 $240.5  $187.6 $123.8
Ratio of Expenses to Average Net Assets
(b)........................................   .97%   .95%  1.02%   1.06%  1.01%
Ratio of Net Investment Income to Average
Net Assets (b).............................  2.50%  3.43%  3.60%   3.33%  3.95%
Portfolio Turnover.........................    99%    92%    92%    101%    74%
Average Commission Paid Per Equity Share
Traded (c)................................. $.0582     --     --      --     --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.





                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                    May 1, 1992
                                                                  (Commencement
                                   Year Ended December 31,     of Distribution)
                                ------------------------------  to December 31,
Class B Shares                    1996   1995   1994  1993 (a)         1992 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................   $6.30  $5.16  $5.55     $5.15            $4.83
                                ------ ------ ------    ------            -----
 Net Investment Income........    .113    .15    .13       .14              .10
 Net Realized and Unrealized
  Gain/Loss on Securities.....    .784  1.458  (.277)    .6155             .337
                                ------ ------ ------    ------            -----
Total from Investment
Operations....................    .897  1.608  (.147)    .7555             .437
                                ------ ------ ------    ------            -----
Less:
 Distributions from and in
 Excess of Net Investment
 Income.......................    .116   .148  .1455      .128             .117
 Distributions from Net
  Realized Gain on Securities
  (Note 1)....................    .368    .32  .0975     .2275               --
                                ------ ------ ------    ------            -----
Total Distributions...........    .484   .468   .243     .3555             .117
                                ------ ------ ------    ------            -----
Net Asset Value, End of the
Period........................  $6.713  $6.30  $5.16     $5.55            $5.15
                                ------ ------ ------    ------            -----
Total Return (b)..............  14.56% 31.51% (2.70%)   14.94%            9.17%*
Net Assets at End of the
Period (In millions)..........  $633.3 $408.9 $242.0    $115.4            $13.3
Ratio of Expenses to Average
Net Assets (c)................   1.74%  1.75%  1.82%     1.89%            1.87%
Ratio of Net Investment Income
 to Average Net Assets (c)....   1.74%  2.62%  2.82%     2.45%            3.06%
Portfolio Turnover............     99%    92%    92%      101%              74%
Average Commission Paid Per
Equity Share Traded (d).......  $.0582     --     --        --               --

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.





                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  July 6, 1993
                                       Year Ended December       (Commencement
                                               31,            of Distribution)
                                      ----------------------   to December 31,
Class C Shares                          1996   1995 1994 (a)          1993 (a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...............................  $6.30  $5.16    $5.55             $5.37
                                      ------ ------   ------             -----
 Net Investment Income...............   .113    .15      .14               .06
 Net Realized and Unrealized
  Gain/Loss on Securities............   .784  1.458    (.287)             .379
                                      ------ ------   ------             -----
Total from Investment Operations.....   .897  1.608    (.147)             .439
                                      ------ ------   ------             -----
Less:
 Distributions from and in Excess of
 Net Investment Income...............   .116   .148   .1455               .064
 Distributions from Net Realized Gain
  on Securities (Note 1).............   .368    .32    .0975              .195
                                      ------ ------   ------             -----
Total Distributions..................   .484   .468    .243               .259
                                      ------ ------  ------              -----
Net Asset Value, End of the Period... $6.713  $6.30    $5.16             $5.55
                                      ------ ------   ------             -----
Total Return (b)..................... 14.56% 31.51%   (2.70%)            8.27%*
Net Assets at End of the Period
 (In millions).......................  $55.2  $38.3    $26.9             $10.0
Ratio of Expenses to Average Net
 Assets (c)..........................  1.74%  1.76%    1.82%             1.98%
Ratio of Net Investment Income to
 Average Net Assets (c)..............  1.73%  2.63%    2.83%             2.27%
Portfolio Turnover...................    99%    92%      92%              101%
Average Commission Paid Per Equity
Share Traded (d)..................... $.0582     --       --                --

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.





                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity in-struments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income in-vestments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in ac-cordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collaterialized by the underlying debt securi-ty. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of gains or losses recognized for tax purposes on the mark-to-market of open futures at December 31, 1996, and the deferral of losses for tax purposes resulting from wash sales.

                               December 31, 1996

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E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. During the period, the Fund paid long-term capital gains of $40,151,407.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent book and tax basis differences relating to the recogni-tion of certain expenses which are not deductible for tax purposes totaling $134,965 have been reclassified from accumulated undistributed net investment income to capital. In addition, permanent differences relating to the recogni-tion of market discounts on bonds totaling $9,317 have been reclassified from accumulated net realized gain on securities to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
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First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended December 31, 1996, the Fund recognized expenses of approxi-mately $185,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $1,895,700, represent-ing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
Additionally, for the year ended December 31, 1996, the Fund paid VKAC approxi-mately $135,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. For the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan. At December 31, 1996, VKAC owned 228,357 Class A shares of the Fund.

                               December 31, 1996

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3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
At December 31, 1996, capital aggregated $378,580,283, $555,009,052 and
$48,000,893 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  23,837,337  $ 156,204,412
 Class B...........................................  34,033,201    221,511,042
 Class C...........................................   3,157,673     20,550,201
                                                    -----------  -------------
Total Sales........................................  61,028,211  $ 398,265,655
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   4,571,980  $  29,903,434
 Class B...........................................   5,828,833     37,983,943
 Class C...........................................     450,818      2,937,470
                                                    -----------  -------------
Total Dividend Reinvestment........................  10,851,631  $  70,824,847
                                                    -----------  -------------
Repurchases:
 Class A........................................... (13,879,242) $ (91,378,219)
 Class B........................................... (10,471,038)   (68,387,863)
 Class C...........................................  (1,465,191)    (9,556,485)
                                                    -----------  -------------
Total Repurchases.................................. (25,815,471) $(169,322,567)
                                                    -----------  -------------

At December 31, 1995, capital aggregated $283,905,536, $363,975,598 and
$34,076,124 for Classes A, B, and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  16,719,414  $ 100,960,071
 Class B...........................................  21,177,056    127,455,590
 Class C...........................................   2,124,439     12,700,237
                                                    -----------  -------------
Total Sales........................................  40,020,909  $ 241,115,898
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   3,676,431  $  22,648,505
 Class B...........................................   4,062,779     25,073,357
 Class C...........................................     336,096      2,071,625
                                                    -----------  -------------
Total Dividend Reinvestment........................   8,075,306  $  49,793,487
                                                    -----------  -------------
Repurchases:
 Class A........................................... (11,541,742) $ (69,303,217)
 Class B...........................................  (7,228,073)   (42,499,849)
 Class C...........................................  (1,610,373)    (9,467,670)
                                                    -----------  -------------
Total Repurchases.................................. (20,380,188) $(121,270,736)
                                                    -----------  -------------

                               December 31, 1996

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Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
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First...........................................................  5.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $583,500 and CDSC on redeemed shares of approximately $1,053,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $1,081,556,629 and $882,145,522, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities un-derlying the index or as a substitute for purchasing or selling specific secu-rities.

                               December 31, 1996

--------------------------------------------------------------------------------
Transactions in options for the year ended December 31, 1996, were as follows:

                                                            CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Outstanding at December 31, 1995...........................    -0-    $     -0-
Options Written and Purchased (Net)........................    647     (136,929)
Options Exercised (Net)....................................   (610)     127,790
Options Expired (Net)......................................    (37)       9,139
                                                              ----    ---------
Outstanding at December 31, 1996...........................    -0-    $     -0-
                                                              ----    ---------

B. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segre-gated account with its custodian, securities with a value equal to its obliga-tion under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................       102
Futures Opened.......................................................       688
Futures Closed.......................................................      (638)
                                                                           ----
Outstanding at December 31, 1996.....................................       152
                                                                           ----

The futures contracts outstanding at December 31, 1996, and the description and unrealized appreciation are as follows:

                                                                    UNREALIZED
                                                        CONTRACTS APPRECIATION
------------------------------------------------------------------------------
S&P 500 Index Futures
 Mar 1997--Buys to Open (Current Notional Value of
 $372,250 per contract)................................       152     $641,329
                                                              ---     --------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $4,372,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Equity In-come Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 100,569,868 shares voted for the proposal, 1,404,139 shares voted against and 6,713,621 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 72,494,131 shares voted for the proposal, 2,266,069 shares voted against and 6,737,430 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 101,202,749 shares voted for the proposal, 1,151,409 shares voted against and 6,333,470 shares abstained.

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


    Tax Notice to Corporate
          Shareholders

  For 1996, 33.56% of the
  dividends taxable as ordinary
  income qualified for the 70%
  dividends received deduction
  for corporation.
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                         *"Interested" persons of the Fund, as
                                         defined in the
                                         Investment Company Act of 1940.

                                         (C)Van Kampen American Capital Dis-
                                         tributors, Inc., 1997
                                          All rights reserved.

                                         SMdenotes a service mark of
                                          Van Kampen American Capital Distrib-
                                          utors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.